SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 2000


                                   PSINet Inc.
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             (Exact name of registrant as specified in its charter)


         New York                       0-25812                 16-1353600
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(State or other jurisdiction            (Commission           (IRS Employer
        of incorporation)               File Number)        Identification No.)


         510 Huntmar Park Drive, Herndon, Virginia                     20170
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         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (703) 904-4100




          (Former name or former address, if changed since last report)
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


Item 5.       Other Events

         On January 27, 2000, PSINet Inc. issued two press releases, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and which are incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits

                           Exhibit 99.1 Press release dated January 27, 2000.

                           Exhibit 99.2 Press release dated January 27, 2000.

         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:        January 28, 2000               PSINET INC.


                                             By:     /s/  Edward D. Postal
                                                  -----------------------------
                                                  Edward D. Postal
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit

       Number         Exhibit Name                                  Location
       ------         ------------                                  --------
        99.1          Press release dated January 27, 2000.       Filed herewith
        99.2          Press release dated January 27, 2000.       Filed herewith